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                                   EXHIBIT 99

                       Letter from McGladrey & Pullen, LLP
                               dated March 5, 2001



March 5, 2001

South Street Financial Corp.
155 West South Street
Albemarle, North Carolina 28001

Securities and Exchange Commission
Washington, DC   20549

We were previously the independent accountants for South Street Financial Corp., and on February 1, 2001, we reported on the consolidated financial statements of South Street Financial Corp. and subsidiary as of and for the years ended December 31, 2000, September 30, 1999 and September 30, 1998. On February 21, 2001, we were dismissed as independent accountants of South Street Financial Corp.

We have read South Street Financial Corp.'s statements included under Item 4 of its Form 8-K dated February 21, 2001, and we agree with such statements.



/s/ McGladrey & Pullen, LLP



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